Loans (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Loans
Deferred costs, net of deferred fees	$ 714,000	$ 807,000
Description about public private partnership	This independent third party reviews and evaluates loan relationships greater than or equal to $1.5 million as well as a periodic sample of commercial relationships with exposures below $1.5 million, excluding loans in default, and loans in process of litigation or liquidation. The third party’s evaluation and report is shared with management and the Bank Board.
Impaired Loan			$ 4,900,000
Commercial loan	$ 71,000
Non-Accrual Loans Individually Evaluated for Credit Losses	1,600,000
Non-Accrual Loans Collectively Evaluated for Credit Losses	$ 2,800,000
Impaired loans collectively evaluated for impairment			$ 44,000